UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2023

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House, 12 Crow Lane, Pembroke, Bermuda HM 19
(Address of principal executive offices) (Zip Code)

(441) 295-4513

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series G 4.20% Preference Share, Par Value $1.00 per share	RNR PRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 23, 2023, RenaissanceRe Holdings Ltd. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC, acting on their own behalf and as representatives of the several underwriters named in Schedule I thereto. The Underwriting Agreement provides for the offer and sale by the Company (the “Offering”) of 6,300,000 common shares, par value $1.00 per share, of the Company at the public offering price of $192.00 per share. Under the terms of the Underwriting Agreement, the Company granted the underwriters an option, exercisable for 30 days, to purchase up to an additional 945,000 common shares, which has been exercised in full. The Offering was made pursuant to a shelf registration statement on Form S-3 (No. 333-272124), initially filed with the United States Securities and Exchange Commission (the “SEC”) on May 22, 2023 and a prospectus supplement dated May 23, 2023. The Offering of the full 7,245,000 common shares closed on May 26, 2023.

The foregoing summary of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1, and is incorporated by reference herein.

Item 8.01	Other Events.

On May 23, 2023, the Company issued a press release announcing that it priced the Offering (the “Pricing Press Release”). The Pricing Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 23, 2023, by and among RenaissanceRe Holdings Ltd., Morgan Stanley & Co. LLC and Goldman Sachs & Co. LLC.

5.1	Opinion of Carey Olsen Bermuda Limited

99.1	Pricing Press Release, dated May 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: May 26, 2023	By:	/s/ Shannon Lowry Bender
Shannon Lowry Bender
Executive Vice President, Group General Counsel and Corporate Secretary